EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned President, Chief Executive Officer and director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ J. HERBERT BODYSTUN
J. Herbert Bodystun
President, Chief Executive Officer and Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ E. R. “BO” CAMPBELL
E. R. “Bo” Campbell
Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ PAUL CANDIES
Paul Candies
Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ RICHARD W. FREEMAN, JR.
Richard W. Freeman, Jr.
Director

HIBERNIA CORPORATION

4

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ DICK H. HEARIN
Dick H. Hearin
Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ RANDALL E. HOWARD
Randall E. Howard
Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ ELTON R. KING
Elton R. King
Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ SIDNEY W. LASSEN
Sidney W. Lassen
Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), her true and lawful agents and attorneys-in-fact, for her and on her behalf and in her name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand on this 15th day of December 2004.

/s/ JANEE “GEE” MERCADEL-TUCKER
Janee “Gee” Mercadel-Tucker
Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ RAY B. NESBITT
Ray B. Nesbitt
Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ WILLIAM C. O’MALLEY
William C. O’Malley
Director

HIBERNIA CORPORATION

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Hibernia Corporation, a Louisiana corporation (the “Corporation”), does hereby name, constitute and appoint E. R. “Bo” Campbell, J. Herbert Boydstun, Marsha M. Gassan, Jan M. Macaluso and Cathy E. Chessin, and each of them (with full power to each of them to act alone), his true and lawful agents and attorneys-in-fact, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute, acknowledge, deliver, and file with the Securities and Exchange Commission (or any other governmental or regulatory authority), the Annual Report of the Corporation on Form 10-K (or other appropriate form) for the fiscal year ended December 31, 2004, and any and all amendments thereto, with any and all exhibits and any and all other documents required to be filed with respect thereto or in connection therewith, granting unto said agents and attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, and the undersigned hereby ratifies and confirms all that said agents and attorneys-in-fact, or any of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand on this 15th day of December 2004.

/s/ ROBERT T. RATCLIFF
Robert T. Ratcliff
Director

HIBERNIA CORPORATION